SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               DIAGNON CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)
                   Michael P. O'Flaherty, Diagnon Corporation
                           9600 Medical Center Drive
                              Rockville, MD  20850

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         PRELIMINARY COPY DATED 9/15/97
                     --------------------------------------

                               DIAGNON CORPORATION
                            9600 MEDICAL CENTER DRIVE
                            ROCKVILLE, MARYLAND 20850

                                     ------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 22, 1997
                                     ------

The Annual Meeting of Shareholders of Diagnon Corporation (the "Company"), a Delaware corporation, will be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 22, 1997 at 10:00 a.m. for the following purposes:

         1. To elect four directors each to hold office until the next Annual Meeting of shareholders or otherwise as provided in the By-Laws; and

         2. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the Company; and

         3.       To amend the Company's 1988 Stock Option Plan; and

         4.       To adopt a new stock option plan; and

         5. To amend the Certificate of Incorporation to authorize, ratify, and approve the issuance of 17,390 shares of Common Stock; and

         6. To amend and restate the Certificate of Incorporation (i) to eliminate the authorization to issue 325,000 shares of Convertible Preferred Stock, all of which was previously issued and converted to Common Stock, and (ii) to authorize the issuance of 500,000 shares of new Preferred Stock; and

         7. To amend and restate the Certificate of Incorporation (i) to effect a reverse split of the shares of the Common Stock in which each six shares of Common Stock shall become one share of Common Stock, and (ii) to establish the number of authorized shares of Common Stock at 25,000,000; and

         8. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 8, 1997, as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting.

A list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination by shareholders of the Company at the offices of the Company, 9600 Medical Center Drive, Rockville, Maryland, during the ten days immediately preceding the date of the Annual Meeting.

The Annual Report to Shareholders for the year ended May 31, 1997, accompanies this notice.

Shareholders who do not expect to attend the meeting in person are urged to fill out, sign and mail promptly, the enclosed form of proxy.

                                                 /s/ Michael P. O'Flaherty
                                                 -------------------------
                                                 Michael P. O'Flaherty
                                                 Secretary

Rockville, Maryland
October 3, 1997

                         PRELIMINARY COPY DATED 9/15/97
                     --------------------------------------

                               DIAGNON CORPORATION

                            9600 MEDICAL CENTER DRIVE
                            ROCKVILLE, MARYLAND 20850

                                     ------
                                 PROXY STATEMENT
                                     ------

This proxy statement is furnished in connection with the solicitation by Diagnon Corporation (the "Company") of proxies to be voted at the Annual Meeting of the shareholders to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on October 22, 1997, at 10:00 a.m., or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Shares represented by duly executed proxies at the meeting will be voted at the meeting. Where shareholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted.

The Company, at the close of business on September 8, 1997, the record date for determination of shareholders entitled to vote at the meeting (the "Record Date"), had outstanding 5,398,244 shares of Common Stock, par value one Cent ($0.01) per share, each share being entitled to one vote with respect to each matter to be voted on at the meeting. Votes submitted prior to the Annual Meeting by proxy will be counted by the Company's transfer agent, ChaseMellon Shareholder Service, and the results will be provided to the Company prior to the Annual Meeting. Shares voted by shareholders present at the meeting will be manually tabulated by the inspector of elections and added to the totals provided by ChaseMellon Shareholder Service. Abstentions by proxy or in person will be counted as present for the purposes of determining whether a quorum is present. Abstentions will be counted as votes against the matter being voted upon. Proxies submitted by brokers without indications that do not indicate whether an item is being voted for will be voted in favor of such item.

The solicitation of proxies is made by and on behalf of the Board of Directors of the Company. This statement is being mailed to the shareholders on or about October 3, 1997.

                               SECURITY OWNERSHIP

To the knowledge of the Company on the Record Date, the only persons known to hold more than 5 percent of the Common Stock of the Company are:

                                     AMOUNT AND
                                      NATURE OF
                                      BENEFICIAL         PERCENT OF
      BENEFICIAL OWNER              OWNERSHIP (1)         CLASS (2)
      ----------------              -------------         ---------

J. Thomas August...........           1,022,140              18.9
Carole K. Bishop.............           363,040               6.7
  100 W. 57th St.
  New York, NY 10019

John C. Landon (3)(4)....             1,208,092              21.7

S. David Leibowitt..........            598,840              11.1
  2295 South Ocean Blvd.
  Palm Beach, FL 33480

(1) As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13(d)(3) under the Securities Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

(2) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

(3)  Includes 54,330 shares in the names of members of Dr. Landon's family.

(4) Assumes the exercise of currently exercisable options to purchase 160,000 shares.

The Company has been advised that the shares of Common Stock owned by Dr. August and Dr. Landon will be voted in favor of the four nominees for director, and in favor of all propositions above stated.

                         ITEM 1 - ELECTION OF DIRECTORS

Four persons have been nominated for election as directors to serve until the next Annual Meeting of shareholders and until their respective successors are duly elected and qualified. IN THE ABSENCE OF A CONTRARY SPECIFICATION, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED BELOW. If any nominee becomes unavailable as a candidate for election for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Company has no reason to believe that any nominees named below will be unable to serve if elected.

All four of the nominees currently are directors of the Company. J. Thomas August has been a director of the Company since 1982, John C. Landon has been a director since 1986, Charles C. Francisco has been a director since 1991, and Charles F. Gauvin has been a director since 1992. The terms of all four directorships will run from October, 1997, to the next Annual Meeting of the Company's shareholders. Election of the four (4) nominees will require the affirmative vote of the holders of a plurality of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting.

The following table sets forth the name and principal occupation of each nominee, the period without interruption for which he has been a director of the Company, the names and titles of the Executive Officers of the Company, and the amount and percent of class of stock of the Company beneficially owned by each nominee, each Executive Officer, and the Executive Officers and Directors as a group as of the Record Date. Unless otherwise indicated, beneficial ownership consists of sole voting and investment power.

                                                                      Director of
                                                                        Company
                                          Principal Occupation          Without       Nature of                      Percent
                                          & Business Experience       Interruption    Beneficial                       of
Name and Address                   Age    Past Five Years                Since        Ownership        Class        Class (1)
----------------                   ---    ---------------                -----        ---------        -----        ---------
J. Thomas August                    70    Nominee; Prof. &                1982        1,022,140        Common         18.9
School of Medicine                        Director of the Dept. of                    (sole)(6)
Johns Hopkins Univ.                       Pharmacology and
725 N. Wolfe St.                          Molecular Sciences at
Baltimore, MD 21205                       The Johns Hopkins Univ.
                                          School of Medicine,
                                          Baltimore, MD for more
                                          than five years.

John C. Landon                      60    Nominee; Chairman of the        1986        1,153,762        Common         21.7
9600 Medical Ctr. Dr.                     Board (since February,                      (sole)(2)
Rockville, MD 20850                       1987) & CEO & President                        54,340
                                          (since 1986) of the                        (joint)(3)
                                          Company.  President of
                                          BIOQUAL, Inc.
                                          ("BIOQUAL"), a
                                          subsidiary of the
                                          Company.

Charles C. Francisco                59    Nominee; from 1992 to           1991           20,000        Common         0.3
25 Ridge Creek Trail                      the present, President,                       sole(4)
Moreland Hills, OH 44022                  CEO & a Director of
                                          Victoreen, Inc., Cleveland, OH, a
                                          manufacturer of radiation measuring
                                          instrumentation; from 1992 to 1995,
                                          Director of Environmental Restoration
                                          Systems, Inc., Middletown, PA,
                                          pollution removal equipment makers;
                                          from 1996 to present, Director of R.E.
                                          Wright Environmental, Inc.,
                                          Middletown, PA, an earth resources
                                          consulting company; from June 1991 to
                                          June 1992, President & Director of AMC
                                          Group, Inc., Rye, NY, a private
                                          investment holding company.

                                                                      Director of
                                                                        Company
                                          Principal Occupation          Without       Nature of                      Percent
                                          & Business Experience       Interruption    Beneficial                       of
Name and Address                   Age    Past Five Years                Since        Ownership        Class        Class (1)
----------------                   ---    ---------------                -----        ---------        -----        ---------
Charles F. Gauvin                   41    Nominee; currently              1992           20,000        Common         0.3
Trout Unlimited                           President and CEO and                       (sole)(4)
1500 Wilson Blvd.                         from 1991 to 1994
Arlington, VA 22209                       Executive Director of
                                          Trout Unlimited, Arlington, VA, a
                                          nonprofit organization dedicated to
                                          protection and conservation of trout
                                          and salmon and their habitats; from
                                          1986-1991, associated with the law
                                          firm of Beveridge & Diamond, P.C.,
                                          Washington, D.C.

Michael P. O'Flaherty               59    Company Secretary and                         109,000        Common         1.98
Diagnon Corporation                       Corporate Vice President                    (sole)(5)
9600 Medical Center Dr.                   since June, 1988, and
Rockville, Maryland 20850                 Chief Operating Officer
                                          since June, 1994; Mr.
                                          O'Flaherty's duties for
                                          the Company include most
                                          functions of general
                                          management.

David A. Newcomer                   36    Appointed Company Acting                       16,000        Common         0.3
Diagnon Corporation                       Controller in May, 1989,                    (sole)(6)
9600 Medical Center Dr.                   Controller in June,
Rockville, MD 20850                       1990, and Chief
                                          Financial Officer in
                                          June 1994; Mr.
                                          Newcomer's duties
                                          include the management
                                          of the Company's
                                          financial functions.

Leanne DeNenno                      43    Appointed Vice                                 14,000        Common         0.23
BIOQUAL, Inc.                             President of  Division                      (sole)(7)
9600 Medical Center Dr.                   of Animal Sciences in
Rockville, MD 20850                       June 1997, Vice
                                          President of the Medical Center Drive
                                          Division of BIOQUAL since 1991, and
                                          Head of Animal Research Programs since
                                          1988; an employee of BIOQUAL since
                                          1982.

                                                                      Director of
                                                                        Company
                                          Principal Occupation          Without       Nature of                      Percent
                                          & Business Experience       Interruption    Beneficial                       of
Name and Address                   Age    Past Five Years                Since        Ownership        Class        Class (1)
----------------                   ---    ---------------                -----        ---------        -----        ---------
Richard P. Bradbury                 62    Appointed as Vice                              14,000        Common         0.26
BIOQUAL, Inc.                             President of the                            (sole)(7)
2501 Research Blvd.                       Division of Primate
Rockville, MD 20850                       Biology and Medicine in
                                          June 1997, Vice President of the
                                          Company's SEMA subsidiary in November,
                                          1989; concurrent with the merger of
                                          SEMA into BIOQUAL in 1991, was
                                          appointed Vice President of the
                                          Research Blvd. Division of BIOQUAL.

Jerry R. Reel                       59    Appointed as Vice                              11,000        Common         0.2
BIOQUAL, Inc.                             President of the                            (sole)(8)
9600 Medical Center Dr.                   Division of Reproductive
Rockville, Maryland 20850                 Endocrinology and
                                          Toxicology in June 1997, Vice
                                          President, Science, of BIOQUAL since
                                          October, 1991; private consultant from
                                          1989 to 1990.

All Executive Officers and                                                            2,404,232        Common        41.9
Directors as a group (9
Persons)(2)(3)(4)(5)(6)(7)(8)

         (1) Assumes the exercise by such person or persons of the currently exercisable options owned by him or them and does not give effect to any shares issuable upon exercise by any other person or persons of options.

         (2) Assumes the exercise of currently exercisable options to purchase 160,000 shares.

         (3) Includes 54,330 shares in the names of members of Dr. Landon's family.

         (4) Assumes the exercise of currently exercisable options to purchase 20,000 shares.

         (5) Assumes the exercise of currently exercisable options to purchase 105,000 shares.

         (6) Assumes the exercise of currently exercisable options to purchase 16,000 shares.

         (7) Assumes the exercise of currently exercisable options to purchase 14,000 shares.

         (8) Assumes the exercise of currently exercisable options to purchase 11,000 shares.

           THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

The Board of Directors held three meetings in fiscal year 1997. All board members were present at each meeting.

The Board has established two committees, the Compensation Committee and the Audit Committee.

The Compensation Committee (currently consisting of Messrs. Francisco and Gauvin) meets as necessary to determine Dr. Landon's compensation. Dr. Landon determines the compensation of the Company's other employees. The Compensation Committee had one formal meeting during fiscal year 1997.

The responsibilities of the Audit Committee (currently consisting of Messrs. Francisco and Gauvin) include recommending to the full Board the selection of the Company's independent public accountants, discussing the arrangements for the proposed scope, and the results of the annual audit with management and the independent public accountants; reviewing the scope of non-audit professional services provided by the independent public accountants; obtaining from both management and the independent public accountants their observations on the Company's system of internal accounting controls; and reviewing the overall activities and recommendations of the Company's internal auditors. There was one formal meeting of the Audit Committee in fiscal year 1997.

Messrs. Francisco, August and Gauvin have agreements with the Company extending through the term of their election. The agreements for Messrs. Francisco, August and Gauvin provide for quarterly payments of $1,000 each as directors fees and payments of $500 for attendance at Board of Directors meetings. The agreement with Dr. August also provides payments of $2,500 per quarter for services rendered to the Company as Scientific Adviser. The Company also reimburses Company related travel expenses incurred by any of the directors.

During fiscal year 1997, the Company paid the following cash compensation to directors:

                          DIRECTORS    ATTENDANCE OF BOARD MEETINGS       TRAVEL TO
                            FEES         MEETINGS AND CONSULTATION      BOARD MEETINGS
                            ----         -------------------------      --------------
Dr. J. Thomas August       $4,000                 $11,500                    $100
Charles C. Francisco        4,000                   1,500                     627
Charles F. Gauvin           4,000                   1,500                       0

             REMUNERATION OF EXECUTIVE OFFICERS AND RELATED MATTERS

      The following table sets forth information with respect to remuneration paid during the last three fiscal years to the Chief Executive Officer and the other Company Officers whose compensation exceeded $ 100,000.

        Name and Principal                         Salary      Bonus    Other Annual Compensation
        Position                         Year       ($)         ($)             ($)(1,2)
        ------------------               ----       ---         ---     -------------------------
        John C. Landon                   1997    160,000      101,863            32,723
        CEO, President, Chairman         1996    160,000      116,946            32,723
        of the Board                     1995    160,000      139,963            32,723

        Michael P. O'Flaherty            1997    116,690       21,660            10,593
        Chief Operating Officer,         1996    120,818       11,944            10,593
        Secretary                        1995    108,695       17,115

        Jerry R. Reel                    1997    118,614       9,179
        Vice President, BIOQUAL, Inc.,   1996    109,481       2,949
        Subsidiary                       1995    110,636       3,405

        Richard P. Bradbury              1997     99,573       4,000
        Vice President, BIOQUAL, Inc.,   1996     99,205       3,102
        Subsidiary                       1995     91,504       1,160

        (1) Other annual compensation for the CEO for the years 1997, 1996, and 1995 represents premiums for a $1,000,000 Split Dollar Life Insurance Policy.

        (2) Other annual compensation for the Chief Operating Officer for the years 1997 and 1996 represents premiums for a $250,00 Split Dollar Life insurance Policy.

Dr. Landon had an employment agreement with the Company, which expired on May 31, 1996; subsequently, the Board of Directors extended Dr. Landon's agreement until May 31, 1997, on the same terms and conditions. Pursuant to this agreement, Dr. Landon's base compensation was $160,000 per year. The agreement provided for various additional incentive compensation dependent upon the results of the Company's operations each year through the term of employment. On April 30, 1993, Dr. Landon requested and received Board of Directors concurrence to reduce his base salary for fiscal year 1994 by 3.5% to assist the Company in its efforts to contain operating costs. On June 1, 1994, Dr. Landon's base compensation returned to $160,000 per year. A new employment contract for Dr. Landon is currently being negotiated by Dr. Landon and the Compensation Committee of the Board of Directors.

On June 1, 1988 the Company and Dr. Landon agreed to consolidate the previous loan facilities available to Dr. Landon into a single loan of $100,000. The consolidated loan had a five year term with repayment of principal deferred for three years. The loan bore interest at the six month certificate of deposit rate paid by Signet Bank, Maryland, and the rate was adjusted quarterly. On September 29, 1989, the Company agreed to increase the loan to $125,000. On September 21, 1990, the Company agreed to increase the loan to $150,000. Under Dr. Landon's employment agreement (as amended), the loan was to be repaid in five installments of $30,000 plus interest within six weeks after the end of each of the next five fiscal years beginning with fiscal year 1992.

The largest amount owed by Dr. Landon during the fiscal year ended May 31, 1997, with respect to his loan facilities was $90,000, excluding interest accrued amounting to $8,955. There was no addition to the loan during this fiscal year. On July 1, 1994, Dr. Landon made a payment of $2,745 on accrued interest. On June 6, 1994, the Company agreed to defer Dr. Landon's third $30,000 repayment and make the payment due as two $15,000 installments paid with the fourth and fifth $30,000 repayments respectively. On October 11, 1995, the Company's shareholders affirmatively voted to approve the purchase of Company's stock from Dr. Landon at market value to fund repayment by Dr. Landon of the remainder of the Company loan. As of September 13, 1997, that transaction has not occurred. In October of 1996, the Board of Directors affirmatively voted to extend the due date of the loan, maintaining all other terms and conditions, until October 31, 1998.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

                         Number of                  % of Total
                         Securities                 Stock Options
                         Underlying                 Granted to       Exercise
                         Stock Options              Employees in     Price             Expiration
   Name                  Granted (#)                Fiscal Year      ($/Sh)            Date
   ----                  -----------                -----------      ------            ----
John C. Landon              10,000  (1)                 10.3%        $.378125          7/29/01
CEO, President and
Chairman of the Board

Michael P. O'Flaherty       10,000  (1)                 10.3%            $.42          5/30/07
Chief Operating Officer
Secretary

Jerry R. Reel                4,000  (1)                  4.1%            $.42          5/30/07
Vice President, Subsidiary

Richard P. Bradbury          3,000  (1)                  3.1%            $.42          5/30/07


----------
(1) All options reported in this table are fully exercisable

    AGGREGATED STOCK OPTION EXERCISED IN LAST FISCAL, AND FY-END OPTION VALUE

                                                                        Value of
                                                         Number of      Unexercised
                                                         Unexercised    In-the-Money
                               Shares                    Options        Options
                               Acquired       Value      at FY-End(#)   at FY-End($)
                               on Exercise   Realized
Name                              (#)          ($)       Exercisable    Exercisable
----------------------         -----------   --------    ------------   ------------
John C. Landon                                             150,000 (1,2)     N/A
CEO, President,                                             10,000 (1)       438
Chairman of the Board

Michael P. O'Flaherty                                       95,000 (1)    14,114
Chief Operating Officer                                     10,000 (1,2)     N/A
Secretary

Jerry R. Reel                                                7,000 (1)       373
Vice President, Subsidiary                                   4,000 (1,2)     N/A

Richard P. Bradbury                                         10,000 (1)     1,959
Vice President, Subsidiary                                   4,000 (1,2)     N/A


----------
(1)  All options reported in the table are fully exercisable.
(2)  All options are out-of-the-money.

             ITEM 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors recommends the ratification of the firm of Deloitte & Touche LLP as independent public accountants for fiscal year 1998. As in prior years, representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions raised at the meeting.

Deloitte & Touche LLP has audited the financial statements of Diagnon since 1982. Services provided in connection with the audit function by Deloitte & Touche LLP for the fiscal year 1997 included primarily the examination of Diagnon consolidated financial statements, and the review of filings with the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 1998. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

             ITEM 3 - TO AMEND THE COMPANY'S 1988 STOCK OPTION PLAN

The Company has an existing Stock Option Plan, initially adopted in 1988, and subsequently amended (as amended, the "1988 Plan"). The purpose of the 1988 Plan is to encourage key employees to exert maximum effort for the welfare of the Company by extending the opportunity to acquire equity interests in the Company and to participate in its success. The 1988 Plan allows for the issuance of options in an amount up to 10 percent of the then issued and outstanding Common Stock of the Company. The Plan is intended to qualify as an incentive stock option plan under Section 422 of the Internal Revenue Code (the "Code"), and the options granted that so qualify would be incentive stock options under the Code ("Incentive Stock Options"); however, the 1988 Plan also permits the granting of options that do not qualify as Incentive Stock Options under the Code ("Non-Qualified Options"). Options granted to consultants and members of the Board of Directors who are not also salaried officers or key employees of the Company are not eligible for treatment as Incentive Stock Options and would be Non-Qualified Options.

As of May 31, 1997, from the 1988 Stock Option Plan, options to purchase an aggregate of 438,000 (408,000 qualified, 30,000 non-qualified) were outstanding, all which were fully exercisable. The outstanding options had exercise prices ranging from $.08 to $. 56.

The 1988 Plan does not include provisions allowing the Company to adjust the options granted in the event of stock splits (such as the stock split proposed pursuant to Item 7 of this Proxy Statement), recapitalizations, reclassifications, combination or exchange of shares, stock dividends, mergers, consolidations, other reorganizations and similar transactions so as to maintain the proportionate interest of the holder of each option as before the occurrence of such event.

The Company desires the ability to adjust the options issued to reflect business changes without changing the proportionate interest of the holders of options, and the Board of Directors therefore has proposed an amendment to the 1988 Plan, subject to approval by the Company's stockholders, to provide for such adjustments.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY ENTITLED TO VOTE AND VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE PASSAGE OF THE AMENDMENT TO THE 1988 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO AMEND THE 1988 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                    ITEM 4 - TO ADOPT A NEW STOCK OPTION PLAN

The Board of Directors has approved, subject to approval of the Company's stockholders, the adoption of a new Stock Option Plan (the "New Plan"), to replace the 1988 Plan, which expires in July of 1998. The New Plan will be substantially similar to the 1988 Plan, with the exception of those changes necessary to conform the New Plan to the Internal Revenue Services requirements and laws. Like the 1988 Plan, the purpose of the New Plan is to encourage key employees to exert maximum effort for the welfare of the Company by extending the opportunity to acquire equity interests in the Company and to participate in its success. The New Plan would allow for the issuance of options in an amount up to 10 percent of the then issued and outstanding Common Stock of the Company. The Plan will have two components: one is intended to qualify as an incentive stock option plan under Section 422 of the Internal Revenue Code (the "Code"), and the options granted that so qualify would be incentive stock options under the Code ("Incentive Stock Options"); the second component of the New Plan would permit the granting of options that do not qualify as Incentive Stock Options under the Code ("Non-Qualified Options"). The Company does not yet have any specific plans to grant options under the New Plan.

The Incentive Stock Option component of the New Plan will be administered by the Incentive Committee of the Board of Directors (the "Incentive Committee"), consisting of not fewer that 2 Directors of the Company who shall be "disinterested" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934. Members of the Incentive Committee, as well as members of the Board of Directors who are not officers or managerial employees of the Company, would not be eligible to receive Incentive Options under the New Plan. The Board of Directors may also administer Incentive Stock Options under the Plan. The Non-Qualified Stock Option component of the New Plan will be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"), consisting of not fewer that 2 Directors of the Company. The Board of Directors may also administer the Non-Qualified Option component of the Plan. The New Plan will allow issuance of options in an amount up to 10 percent of the Company's issued and outstanding shares of Common Stock, which currently would result in a limit of 539,824 shares being subject to options (89,970 if the reverse split proposed in Item 7, below, is approved and effectuated).

Eligible recipients of Incentive Stock Options under the New Plan shall be salaried officers and employees of the Company and its subsidiaries (being companies in which the Company owns more than 50 percent of the voting capital stock), as the Incentive Committee, in its discretion, shall determine. Currently there are approximately 100 persons in this group of potentially eligible recipients of Incentive Stock Options. Directors of the Company are also eligible to receive Incentive Options under the Plan if they are officers or managerial employees of the Company or a subsidiary and are not members of the Incentive Committee. Currently there is 1 person in this group of potentially eligible recipients of Incentive Stock Options. No person may receive Incentive Stock Options prior to the date on which employment by the Company actually commences.

Eligible recipients of Non-Qualified Options under the New Plan shall be Directors, officers, and selected employees and consultants of the Company and its subsidiaries. Currently there are approximately 125 persons in this group of potentially eligible recipients of Non-Qualified Options. Recipients will be selected by the Compensation Committee.

The recipient of an Incentive Stock Option does not recognize income at the time of the grant or upon the exercise of the option. Rather (subject to certain holding period requirements), the gain upon sale of the stock received pursuant to the exercise the Incentive Stock Option is treated as a capital gain. Stock options that do not qualify as Incentive Stock Options (i.e., Non-Qualified Options) are treated like any other form of compensation. As such, the recipient of a Non-Qualified Stock Option generally recognizes the option as ordinary income at the time the option is granted. If the option does not have a readily ascertainable value, however, no income recognition occurs until the option is exercised. When a corporation grants a Non-Qualified Option, it treats the option as compensation, and can take a corresponding business expense deduction when the employee recognizes the income. A corporation that grants an Incentive Stock Option cannot take a business expense deduction with respect to the option.

The term of an option granted under the New Plan cannot exceed ten years from the date it is granted. The Incentive Committee or the Compensation Committee, as the case may be, determines the number of shares of Common Stock subject to the grant and the terms of such option at the time of the grant of an option. For Incentive Stock Options, the exercise price must be at least the fair market value of the shares on the date of the grant, except that the exercise price of each option granted to an employee who owns more than 10 percent of the Company's voting stock must be at least 110 percent of the fair market value of the shares on the date of the grant. A stock option may not be exercised unless the recipient has remained an employee or director of, or consultant to, the Company for six months from the date of the grant. In order to obtain treatment of an option as an Incentive Stock Option, a recipient may not dispose of shares acquired through the exercise of an option within two years of the grant of the option or within one year after the transfer of the shares to the recipient. Options may not be transferred except by the laws of descent and distribution, and during the lifetime of the recipient, may only be exercised by the recipient.

The New Plan provides that no option may be granted if the number of shares subject to the option, when added to the number of shares subject to options already issued under the Plan and the 1988 Plan, would exceed 10 percent of the Company's issued and outstanding shares. The New Plan may be amended by the Board of Directors, except that any amendment that would increase the number of shares subject to options under the New Plan or would change the provisions regarding the persons eligible to receive Incentive Stock Options shall be subject to the approval of a majority of the shares of the Company entitled to vote and voting in person or by proxy at a meeting of the Company's stockholders.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY ENTITLED TO VOTE AND VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE ADOPTION OF THE NEW PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE NEW PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

  ITEM 5 - TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE, RATIFY, AND
              APPROVE THE ISSUANCE OF 17,390 SHARES OF COMMON STOCK

The Board of Directors of the Company has declared the advisability of, and has voted to submit to the shareholders for their consideration, the above amendment to be included in a restatement of the Certificate of Incorporation of the Company.

In the 1983 Certificate of Incorporation, the Company authorized, and subsequently issued, Convertible Preferred Stock which was to be converted to Common Stock at the option of the holder at any time after May 1, 1986. The Company's shareholders, in the April 2, 1986 Annual Meeting, changed the convertibility date to mean November 30, 1985. The shares of Convertible Preferred Stock were to be converted to Common Stock on a 1 to 1 basis. However, due to a misunderstanding of whether certain transactions affected the conversion ratio, beginning in June 1986, certain of the Convertible Preferred Stock was converted using a ratio of 1 share of Convertible Preferred Stock to
1.1 shares of Common Stock.

The purpose of this proposal is to facilitate the listing of the Company's capital stock on the Chicago Stock Exchange, by authorizing and ratifying the issuance of such previously issued Common Stock on the basis of a 1 to 1.1 conversion ratio. Accordingly, subject to shareholder approval, Article Fourth of the Certificate of Incorporation shall be amend to authorize, ratify, and approve the issuance of 4,610 shares of Common Stock to Fifty-Third Street Ventures, Inc., 6,390 shares of Common Stock to Panorama Venture Capital Fund Limited, and 6,390 shares of Common Stock to Excelsior Fund (for a total of 17,390 shares) in June through August 1987, at a conversion ratio of 1.1 share of Common Stock to 1.0 share of Convertible Preferred Stock notwithstanding any other provisions of the Certificate of Incorporation with respect to the conversion of Convertible Preferred Stock into Common Stock.

The proposal, if adopted, would have the effect of authorizing and ratifying the issuance of 17,390 shares of Common Stock to the three above entities, who had possession of the shares in 1986 prior to their resale.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY ENTITLED TO VOTE AND VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE PASSAGE OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

         ITEM 6 - TO AMEND THE CERTIFICATE OF INCORPORATION (I) TO ELIMINATE THE AUTHORIZATION TO ISSUE 325,000 SHARES OF CONVERTIBLE PREFERRED STOCK ALL OF WHICH WAS PREVIOUSLY ISSUED AND CONVERTED TO COMMON STOCK AND (II) TO AUTHORIZE THE ISSUANCE OF 500,000 SHARES OF NEW PREFERRED STOCK

The Board of Directors of the Company has declared the advisability of, and has voted to submit to the stockholders for their consideration, the above amendment to be included in a restatement of the Certificate of Incorporation of the Company.

In 1983 the Company issued 325,000 shares of Convertible Preferred Stock to certain investors. By August 1987, all the Convertible Preferred Stock had been converted to Common Stock. (See Item 5 above.) The Company is only able to re-issue these shares of Convertible Preferred Stock under the same terms and conditions as set forth in the provisions of the Certificate of Incorporation authorizing the issuance of such Convertible Preferred Stock. Those terms and conditions no longer meet the business needs of the Company.

In the past 2 fiscal years, the Company has expended significant amounts of its profits on research and development. In addition, as disclosed in the Company's April 11, 1997, report of Form 10-QSB for the quarter ended February 28, 1997, the Company entered into an exclusive agreement with Slusser Associates, Inc., of New York on March 12, 1997, to develop and implement a plan to attempt to raise $2,000,000 through a private placement of the Company's securities. Neither the structure of the offer nor whether it will consist of debt, equity, or a combination of the two, has been finally determined. The proceeds of the private offering tentatively are planned to be used to supplement the Company's funding to expand production and marketing of its Lyphomune(R) product, to support the development of ancillary products, and to support continuing research efforts with Helicobacter pylori. Although there can be no assurance that any or all of the proposed funding will be obtained, the Company seeks to authorize the issuance of 500,000 shares of new Preferred Stock in order to facilitate such private offering, and otherwise to enable the Company to pursue possible opportunities to obtain additional equity financing for research and development activities, including further development of veterinary products, and possibly the diversification of the Company. The Board's resolution was approved (4-0) and authorized that this proposal be voted on by the shareholders at the Annual Meeting. Although the Company believes the issuance of additional equity for the purposes set forth above would be beneficial to the long term growth of the Company, such issuance could result in a dilution of the interests of the current stockholders.

The Preferred Stock to be authorized by the proposed amendment would be issued by the Board of Directors without the requirement of further authorization by the stockholders. The terms of the Preferred Stock to be authorized, including but not limited to liquidation preferences, dividend or interest rates, convertibility, conversion prices, voting rights, redemption prices, and similar matters will be determined by the Board of Directors upon the issuance of such Preferred Stock.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY ENTITLED TO VOTE AND VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE PASSAGE OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

         ITEM 7 - TO AMEND THE CERTIFICATE OF INCORPORATION (I) TO EFFECT A REVERSE SPLIT OF THE SHARES OF THE COMMON STOCK IN WHICH EACH 6 SHARES OF COMMON STOCK SHALL BECOME 1 SHARE OF COMMON STOCK; AND (II) TO ESTABLISH THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT 25,000,000.

The Board of Directors of the Company has declared the advisability of, and has voted to submit to the shareholders for their consideration, the following amendment to be included in a restatement of the Certificate of Incorporation of the Company.

The Company proposes to amend the Certificate of Incorporation (i) to effect a reverse split of the shares of Common Stock in which 6 shares shall become 1 share of Common Stock; and (ii) to establish the number of authorized shares of Common Stock at 25,000,000.

The purpose of the reverse split is to facilitate the listing of the Company's Common Stock on the Chicago Stock Exchange. The Chicago Stock Exchange has given the Company preliminary approval for listing provided the Company effects a reverse split at no less than 6 to 1 and meets all other requirements of the Exchange. The listing on an exchange will give the Company better visibility to attract new investors, shareholders, and joint ventures. The Company will have an assigned market specialist to conduct a market in the Company's Common Stock.

If approved by the shareholders, each 6 shares of Common Stock par value of one cent ($0.01) per share) of the Company, issued and outstanding at the close of business on the date of the taking effect of said amendment, beginning the date of the filing and recording of said amendment, on or about October 29, 1997, in the Office of Secretary of State of Delaware, be changed into 1 fully paid and nonassessable share of Common Stock (par value one cent ($0.01) per share) of the Company; that all certificates of shares of Common Stock (par value one cent ($0.01) per share) which are then issued and outstanding shall thereupon and thereafter be deemed to be a certificate for 1/6th the number of shares of Common Stock respectively (par value one cent ($0.01) per share); and that each holder of record of said certificates at the close of business on the effective date of said amendment shall be entitled to receive certificates representing 1 share of Common Stock (par value of one cent ($0.01) per share) for each 6 outstanding shares of Common Stock (par value one cent ($0.01) per share) held by such holder of record, provided that no fractional shares shall be issued, and in lieu thereof each record holder of less than 6 shares of Common Stock (par value one cent ($0.01) per share) shall receive for each such share the mean between the bid and asked price per share of such Common Stock as reported by Koonce Securities on the date of the meeting of stockholders at which the amendment to the Certificate of Incorporation with respect to such reverse split shall be approved by a majority of the stockholders entitled to vote thereon, and each holder of record of a number of shares of Common Stock (par value one cent ($0.01) per share) not divisible by 6 shall receive, for each such share in excess of highest number of such shares divisible by 6, the mean between the bid and the asked price per share of such Common Stock as reported by Koonce Securities on the date of the meeting of stockholders at which the amendment to the Certificate of Incorporation with respect to such reverse stock split shall be approved by a majority of the stockholders entitled to vote thereon.

The purpose of the proposed amendment and restatement of the Certificate of Incorporation establishing the authorized shares of Common Stock at 25,000,000, which maintains the current number of authorized shares, is to allow the Company flexibility to issue a significant number of shares should a future offering be necessary or advisable. The Board of Directors would have full authority to issue such authorized but unissued shares of Common Stock, subject to the provisions of the Certificate of Incorporation with respect thereto, without further shareholder authorization. Although the Company believes the issuance of additional equity for the purposes set forth above would be beneficial to the long term growth of the Company, such issuance could result in a dilution of the interests of the current stockholders.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY ENTITLED TO VOTE AND VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR THE PASSAGE OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                             SHAREHOLDERS PROPOSALS

Shareholders who wish to submit proposals at a the next Annual Meeting of shareholders should submit such proposals to the Company at its headquarters at 9600 Medical Center Drive, Rockville, Maryland 20850. Such proposals must be received by the Company by June 3, 1998.

The Company will not be required to include in its Proxy Statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

                                  OTHER MATTERS

The expense of preparing, assembling, printing and mailing the form of proxy material used for the solicitation of proxies by use of mails will be borne by the Company. The Company has not retained any firm to solicit proxies on behalf of the Company. Company directors and officers of the Company may solicit proxies in person or by telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners of Common Stock. So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the person or persons voting said proxy.

THE COMPANY'S REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1997, ACCOMPANIES THIS PROXY STATEMENT. UPON THE WRITTEN REQUEST OF A SHAREHOLDER OF THE COMPANY ADDRESSED TO MICHAEL P. O'FLAHERTY, SECRETARY OF THE COMPANY, AT 9600 MEDICAL CENTER DRIVE, ROCKVILLE, MARYLAND 20850, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH SHAREHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED MAY 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-A UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                                        By Order of the Board of Directors

                                        /s/ John C. Landon
                                        ----------------------------------
                                        John C. Landon
                                        Chairman of the Board and
                                        Chief Executive Officer

                                   APPENDIX A

                                  FORM OF PROXY

                               DIAGNON CORPORATION
                               -------------------

                             1998 STOCK OPTION PLAN
                             ----------------------

1.       GENERAL

         1.1 This 1998 Stock Option Plan ("Plan") is intended to encourage the ownership of Common Stock of the Diagnon Corporation (the "Corporation") by eligible key employees of the Corporation and to provide incentives for them to exert maximum efforts for the welfare of the Corporation. By extending to key employees the opportunity to acquire equity interests in the Corporation and to participate in its success, this Plan is expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. The Corporation also recognizes that it relies heavily upon the contributions of independent consultants retained on a regular basis and on the efforts of members of the Board of Directors who are not employees. The Corporation also wishes to extend to these consultants and directors the opportunity to acquire equity interests in the Corporation and participate in its success. This Plan also is intended to replace the Corporation's 1988 Stock Option Plan, as amended (the "1988 Plan").

         1.2 This plan shall have two (2) components: one component provides for Incentive Stock Options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code ("the Code"); and the other component provides for Non-Qualified Stock Options ("Non-Qualified Options"), which are not intended to be options as defined in Section 422 of the Code. The Incentive Options and the Non-Qualified Options are sometimes referred to together as the "Options." A participant who has been granted an Incentive or a Non-Qualified Option may be granted an additional Option or Options under this Plan.

         1.3 This Plan was adopted by the Board of Directors of the Corporation (the "Board") on July 17, 1997, subject to the approval of the Corporation's shareholders.

2.       STOCK SUBJECT TO THIS PLAN

         There will be reserved for issue upon the exercise of Options up to 10 percent (539,824 shares) of the Corporation's Common Stock, par value one cent ($0.01), which may be unissued or reacquired shares. The Corporation, during the terms of Options granted under this Plan, shall at all times keep available the number of shares of stock required to satisfy the Options. If any Option previously granted shall expire or terminate for any reason without having been fully exercised, the unpurchased shares shall again become available for the purposes of this Plan.

3.       INCENTIVE OPTIONS

         3.1 All provisions of this Plan relating to Incentive Options shall be administered by a committee (the "Incentive Committee"), consisting of not fewer than two (2) Directors of the Corporation who shall be disinterested within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, and who shall serve at the pleasure of the Board. The determinations of the Incentive Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of this Plan. No member of the Incentive Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Incentive Option granted hereunder. Subject to the provisions of this Plan and the requirements of the Code with respect to Incentive Options, the Incentive Committee shall have full authority to interpret this Plan with respect to Incentive Options, to establish and amend rules and regulations relating to Incentive Options, to determine the terms and provisions of Incentive Option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of Incentive Options granted under this Plan, including but not limited to determining: (i) which eligible employees, officers, and directors, of the Corporation shall be granted Incentive Options under this Plan;
         (ii) the time or times, during the term of each Incentive Option, within which all or portions of the Incentive Option may be exercised;
         (iii) whether, on the date of exercise of an Incentive Option or portion thereof, the recipient must pay the entire Incentive Option price or only some part thereof, the balance to be paid within one year from the date of exercise of the Incentive Option, provided that payment tendered on the date of exercise equals or exceeds the aggregate par value of the shares purchased; (iv) the number of shares for which an Incentive Option or Incentive Options shall be granted; and (v) generally all questions of policy and expediency that may arise, including the correction of any defect or omission in this Plan and the reconciliation of any inconsistency in this Plan or any Incentive Option agreement in any manner and to the extent the Incentive Committee shall deem necessary or expedient to make this Plan fully effective. The Incentive Committee's interpretation, construction and adoption of any provisions of this Plan relating to Incentive Options or any Incentive Option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Incentive Committee under this Plan may also be exercised or taken by the Board. The Board may, at any time by resolution, revoke the delegation of the Incentive Committee and revest in the Board all or any part of the powers hereinabove vested in the Incentive Committee.

         3.2 Whenever the term "officers" is used in this Plan, such term shall be deemed to include assistant officers of the Corporation and officers of subsidiaries of the Corporation. The term "subsidiary" shall mean any domestic or foreign corporation of which the Corporation owns, directly or indirectly, at least fifty (50%) percent of the total combined voting power of all classes of stock of such corporation. In determining the employees to whom Incentive Options shall be granted and the number of shares to be subject to purchase under such Incentive Options, the Incentive Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Incentive Committee shall deem relevant in connection with accomplishing the purposes of the Incentive Plan. Membership on the Board of Directors shall not disqualify a person from receiving an Incentive Option grant hereunder, although Directors who are members of the Incentive Committee or who are not officers or managerial employees of the Corporation or a subsidiary are not eligible to receive Incentive Options under this Plan.

         3.3 The exercise price of any Incentive Option granted to an employee who at the time such Incentive Option is granted, owns, as defined in
         Section 424 of the Code, stock possessing not more than ten (10%) percent of the total combined voting power of all classes of stock of:

                  3.3.1 the Corporation; or

                  3.3.2 if applicable, any subsidiary of the Corporation qualifying as a "Subsidiary Corporation" as defined in Section 424 of the Code (any such corporation being hereinafter referred to as a "Subsidiary"); or

                  3.3.3 If applicable, any parent of the Corporation qualifying as a "Parent Corporation" as defined in Section 424 of the Code (any such corporation being hereinafter referred to as the "Parent"), shall be at least equal to the fair market value of the Common Stock at the time of granting of the Incentive Option.

         3.4 The exercise price of any Incentive Option granted to an employee who, at the time such Incentive Option is granted, owns, as defined in
         Section 424 of the Code, stock possessing more than (10%) percent of the total combined voting power of all classes of stock of:

                  3.4.1     the Corporation; or

                  3.4.2     if applicable, a Subsidiary; or

                  3.4.3     if applicable, the Parent,

         shall be at least equal to one hundred ten (110%) percent of the fair market value of the Common Stock at the time of granting of the Incentive Option.

         3.5 For all purposes of this Plan, the fair market value of the Common Stock at the time of granting an Option shall be deemed to be the mean between the high and the low prices of the Common Stock on the national securities exchange on the day on which the Option is granted, if the Common Stock is then being traded on a national securities exchange, and if the Common Stock is then being traded on such an exchange but there are no sales on such day, the fair market value shall be deemed to be the mean between the high and low prices of the Common Stock on the national securities exchange on the day on which the most recent sales occurred prior to the date of grant, and if the Common Stock is not then traded on such an exchange, then the fair market value shall be deemed to be the mean between the high and low bid and asked prices for the Common Stock on the over-the-counter market on the day on which the option is granted. If the Common Stock is not publicly traded at the time of the grant, the fair market value shall be determined in good faith at the time of the grant of any Incentive Option by decision of the Incentive Committee.

         3.6 The date of grant of an Incentive Option granted hereunder shall be the date on which the Incentive Committee acts in granting the Incentive Option.

         3.7 Incentive Options granted hereunder shall be exercisable for a term of not more than ten (10) years from the date of grant thereof, but shall be subject to Section 3.8 and to earlier termination as hereinafter provided. Each Incentive Option agreement issued hereunder shall specify the term of the Incentive Option, which term shall be determined by the Incentive Committee in accordance with its discretionary authority hereunder.

         3.8 Notwithstanding anything herein to the contrary, in the event an Incentive Option is granted to an employee who, at the time such option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of:

                  3.8.1     the Corporation; or

                  3.8.2     if applicable, a Subsidiary; or

                  3.8.3     if applicable, the Parent,

         then such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

         3.9 No Option will be treated as an Incentive Option to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which the Option is exercisable for the first time by any individual during any calendar year (under all plans of the Corporation and any subsidiary) exceeds one hundred thousand ($100,000) dollars.

         3.10 No person may receive Incentive Options prior to the date on which employment of such person by the Corporation actually commences.

4.       NON-QUALIFIED OPTIONS

         4.1 All provisions of this Plan relating to Non-Qualified Options shall be administered by the Compensation Committee (the "Compensation Committee") appointed by the Board. The Compensation Committee shall consist of not less than two (2) members of the Board. The determinations of the Compensation Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of this Plan. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Non-Qualified Option granted hereunder. Subject to the provisions of this Plan and the requirements of the Code, the Compensation Committee shall have full authority to interpret this Plan with respect to Non-Qualified Options, to establish and amend rules and regulations relating to Non-Qualified Options, to determine the terms and provisions of Non-Qualified Option agreements (which need not be identical), and make all other determinations necessary or advisable for the administration of Non-Qualified Options granted under this Plan, including but not limited to determining: (i) which eligible employees, officers, directors, and consultants of the Corporation shall be granted Non-Qualified Options under this Plan; (ii) the time or times, during the term of each Non-Qualified Option, within which all or portions of the Non-Qualified Option may be exercised; (iii) whether, on the date of exercise of a Non-Qualified Option or portion thereof, the recipient must pay the entire Non-Qualified Option price or only some part thereof, the balance to be paid within one year from the date of exercise of the Non-Qualified Option, provided that payment tendered on the date of exercise equals or exceeds the aggregate par value of the shares purchased; (iv) the number of shares for which a Non-Qualified Option or Non-Qualified Options shall be granted; and (v) generally all questions of policy and expediency that may arise, including the correction of any defect or omission in this Plan and the reconciliation of any inconsistency in this Plan or any Non-Qualified Option agreement in any manner and to the extent the Committee shall deem necessary or expedient to make this Plan fully effective. The Compensation Committee's interpretation, construction and adoption of any provisions of this Plan relating to Non-Qualified Options or any Non-Qualified Option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Compensation Committee under this Plan may also be exercised or taken by the Board. The Board may, at any time by resolution, revoke the delegation of the Compensation Committee and revest in the Board all or any part of the powers hereinabove vested in the Compensation Committee.

         4.2 The Compensation Committee and the Incentive Committee may be combined into one (1) committee of the Board so long as the membership requirements set forth herein for both committees are met by the members of the combined committee.

         4.3 Eligible recipients of Non-Qualified Options under this Plan shall be Directors, officers, and selected employees and consultants of the Corporation and its Subsidiaries. Recipients will be selected by the Compensation Committee. The granting of a Non-Qualified Option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Corporation.

         4.4 On the date a Non-Qualified Option is granted, the exercise price per share shall be such price that the Committee deems appropriate.

5.       TERMS OF OPTION AND OPTION AGREEMENTS

         5.1 Each Incentive Option granted to a person eligible to receive such Incentive Option (a "Qualifying Optionee") shall be evidenced by a written agreement (an "Incentive Option Agreement") which shall expressly identify the Incentive Options as "Incentive Stock Options," i.e., Options within the meaning of Section 422 of the Code. Each Non-Qualified Option granted to each other person eligible to receive Non-Qualified Options hereunder shall be evidenced by a written agreement (a "Non-Qualified Option Agreement") which shall expressly identify the Non-Qualified options as other than "Incentive Stock Options." Unless specifically identified herein as applicable to Incentive Options, the provisions of' this Plan shall apply to both Incentive Options and Non-Qualified Options. Each Incentive Option Agreement and each Non-Qualified Option Agreement shall: (a) be in such form and contain such provisions as the Board or the Committee shall from time to time deem appropriate, and (b) include in substance, by appropriate language, all of the applicable following provisions.

         5.2 The Option may be granted at any time within ten (10) years from the earlier of the date on which this Plan is approved by the stockholders or was adopted by the Corporation's Board of Directors.

         5.3 Incentive Options granted under this Plan to a Qualifying Optionee are not required to be exercised in the order in which they are granted.

         5.4 An Option may not be exercised, to any extent, either by the person to whom it was granted or by any person after his death, unless the person to whom the Option was granted has remained in the continuous employ of the Corporation, or has been a consultant to or director of the Corporation, for not less than six months from the date of the grant.

         5.5 A Qualifying Optionee may not dispose of shares acquired through exercise of an Incentive Option (i) within two (2) years from the date of the granting of the Incentive Option or (ii) within one (1) year after the transfer of the shares to him by the Corporation and qualify for the tax treatment provided by Section 421(a) of the Code.

         5.6 The Corporation will seek from every regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy the Options. The Corporation's inability to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of the Corporation's stock to satisfy the Options, shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy otherwise properly exercised Options until such time as such authority is obtained or is obtainable.

         5.7 Neither a person to whom an Option is granted nor his legal representative, heir, legatee or distributee, shall be deemed to be a holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until he has exercised his Option in complete accordance with the terms thereof.

         5.8 An Option shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of the person to whom the Option is granted, he alone may exercise it.

         5.9 An Incentive Option granted to a Qualifying Optionee shall terminate if the person to whom it is granted ceases to be continuously employed by the Corporation, except (i) if such person's employment is terminated for a reason other than death, permanent or total disability (within the meaning of Section 22(e)(3) of the Code) or dismissal for cause, he may exercise his Incentive Option to the extent that he was entitled to do so at the date of his termination at any time within three (3) months following the date of such termination; (ii) if his continuous employment is terminated for reason of permanent or total disability (within the meaning of Section 22(e)(3) of the Code), he or his legal representative, in the event the employee is legally incapable of doing so, may exercise his Incentive Option to the extent that he was entitled to do so at the date of his termination at any time within one (1) year following the date of such termination; or
         (iii) if his continuous employment is terminated by death or the employee's death occurs within three(3) months of his termination of employment, such termination being for reason other than dismissal for cause, his Incentive Option may be exercised at any time within one (1) year following his death by the person or persons to whom his rights under the Incentive Option shall pass by will or by the laws of descent or distribution, but only to the extent that such Incentive Option was exercisable by him on the date of termination of his employment. Nothing in this paragraph is intended to extend the stated term of the Incentive Option and in no event may an Option be exercised by anyone after the expiration of its stated term.

         5.10 Nothing in this Plan or in any Option granted hereunder shall confer on any Optionee any right to continue in the employ of the Corporation or to interfere in any way with the right of the Corporation to terminate his employment at any time. In the event that the Corporation has not registered the shares with respect to which Options are being exercised under the Securities Act of 1933, as amended, each Optionee electing to purchase shares will be required to represent that he is acquiring such shares for investment purposes only and not with a view to the sale or distribution thereof and to make such other representations as are deemed necessary by counsel to the Corporation. Stock certificates evidencing such unregistered shares acquired upon exercise of Options shall bear a restrictive legend (unless, in the opinion of counsel for the Corporation, such a legend is not necessary) stating as follows:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Corporation that registration is not required under said Act.

         5.11 If the Corporation shall at any time change the number of shares of its Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the aggregate number of shares which may be issued pursuant to Options granted under this Plan and the total number of shares then remaining subject to purchase under an outstanding Option shall be changed in proportion to such change in issued shares. The Option price per share also shall be adjusted so that the total consideration payable to the Corporation upon the purchase of all shares not theretofore purchased shall not be changed.

         5.12 If, during the term of any outstanding Option, the Corporation shall issue other securities of the Corporation or distribute other property (other than cash) as a distribution or dividend on or in exchange for Common Stock of the Corporation, the Corporation shall take such steps as the Incentive Committee, the Compensation Committee, and the Board deem appropriate: (a) equitably to adjust the kind and amount of securities then remaining subject to purchase thereunder and the exercise price per share; or (b) equitably to adjust the rights of the optionee thereunder in order to reflect such issuance or distribution of securities or other property.

         5.13 If, during the term of an outstanding Option, the Common Stock of the Corporation shall be changed into another kind of security of the Corporation or into cash, securities, or evidences of indebtedness of another corporation, other property or any combination thereof, as a result of a reorganization, sale, merger, consolidation, or other similar transaction, the optionee shall be entitled to receive, at the election of the optionee (a) upon the due exercise of the Option or (b) upon the effective date of the reorganization, sale, merger, consolidation or similar transaction, the cash, securities, evidences of indebtedness, other property or any combination thereof the optionee would have been entitled to receive for Common Stock acquired through exercise of the Option (net of the exercise price) immediately prior to the effective date of such reorganization, sale, merger, consolidation or other similar transaction. If appropriate, the exercise price of the shares or securities remaining subject to purchase following such reorganization, sale, merger, consolidation or other similar transaction may be adjusted in each case in such equitable manner as the relevant Committee and the Board may determine.

6.       LIMIT ON STOCK SUBJECT TO OPTIONS

         6.1 No Option may be granted under this Plan if the number of shares that may be issued upon the exercise of that Option, when added to the number of shares that may be issued (i) upon the exercise of unexpired options already granted under the 1988 Plan, and (ii) upon the exercise of unexpired Options already granted under this Plan, would exceed ten (10%) percent of the then issued and outstanding Common Stock of the Corporation.

         6.2 The aggregate fair market value (determined at the time Options are granted) of stock with respect to which Incentive Options are exercisable for the first time by a Qualifying Optionee during any calendar year shall not exceed one hundred thousand ($100,000) dollars.

7.       LISTING REQUIREMENTS

         The Corporation shall not be required to issue or deliver any certificate for shares of its stock purchased upon the exercise of any Option issued under this Plan prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed; provided, however, that the Corporation shall take all necessary steps to secure the admission of such stock to listing on any such stock exchange and shall secure admission of such shares at the earliest practicable date.

8.       TIME OF GRANTING OPTION

         The date on which an Option shall be deemed granted shall be the date on which a majority of the members of the Board or the Committee shall, at a meeting, make such determination.

9.       AMENDMENT OF THE PLAN

         9.1 The Board or the Incentive Committee or the Compensation Committee, as the case may be, may, at any time, amend this Plan; provided, however, that no amendment shall be made, except upon approval by a majority of the shares of the Corporation entitled to vote and voting in person or by proxy at a meeting of the Corporation's stockholders, which will:

                  9.1.1 increase the number of shares reserved for Options under this Plan; or

                  9.1.2 change in substance the provisions designating the employees eligible to receive and exercise Incentive Options under this Plan.

         9.2 The rights and obligations created under any Option granted before amendment of this Plan shall not be altered or impaired by such amendment without consent of the person to whom the Option was granted or to whom rights under an Option shall have passed by will or by laws of descent or distribution.

10.      TERMINATION OR SUSPENSION OF THE PLAN

         10.1 The Board may at any time suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate upon the earlier of ten
         (10) years (i) from the date on which this Plan is approved by the stockholders, or (ii) the date on which this Plan is adopted by the Corporation's Board of Directors.

         10.2 This Plan will also terminate if Incentive Options are exercised for all the Common Stock reserved for issuance under this Plan. An Option may not be granted while this Plan is suspended or after it is terminated.

         10.3 The rights and obligations created under any Option granted while this Plan is in effect shall not be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Option was granted. The termination of this Plan shall not affect any restrictions previously imposed on shares issued pursuant to this Plan.

11.      EFFECTIVE DATE

         This Plan shall be deemed adopted upon the earlier of (i) approval by vote of the holders of the majority of the shares of the Corporation entitled to vote and voting in person or by proxy on the matter, or
         (ii) the date on which this Plan is adopted by the Corporation's Board of Directors. This Plan shall not be effective (and no Options can be granted), however, until it is approved by vote of the holders of the majority of shares of the Corporation entitled to vote and voting in person or by proxy on the matter.

                                   APPENDIX B

                         PRELIMINARY COPY DATED 9/15/97
                     --------------------------------------

COMMON STOCK
   PROXY

                               DIAGNON CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 22, 1997

         The undersigned hereby appoints John C. Landon and Michael P. O'Flaherty and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of Diagnon Corporation (the "Company") to be held at the Holiday Inn Gaithersburg, #2 Montgomery Village Avenue, Gaithersburg, Maryland, on Wednesday, October 22, 1997, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES AND PROPOSALS LISTED ON THE REVERSE SIDE HEREOF.

DIAGNON CORPORATION     ANNUAL MEETING
                        OF STOCKHOLDERS
                        WEDNESDAY, OCTOBER 22, 1997
                        10:00 A.M.
                        THE HOLIDAY INN GAITHERSBURG
                        #2 MONTGOMERY VILLAGE AVENUE
                        GAITHERSBURG, MARYLAND



STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         PRELIMINARY COPY DATED 9/15/97
                     --------------------------------------

1. ELECTION OF DIRECTORS: J. Thomas August, M.D., Charles C. Francisco, Charles
                          F. Gauvin, John C. Landon, Ph.D.

   FOR ALL NOMINEES       WITHHOLD       (To withhold authority to vote for any
   listed except as       AUTHORITY      individual nominees, write the name of
   otherwise indicated    to vote for    such nominee(s) on the following line.)
   with respect to        all nominees
   Individual nominees    listed         _______________________________________
         [ ]                 [ ]


2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
   Ratification of the selection of Deloitte and Touche LLP as the Company's independent public accountants.

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

3. TO AMEND THE COMPANY's 1988 STOCK OPTION PLAN:
   To amend the Company's 1988 Stock Option Plan to provide that options shall be adjusted in the event of stock splits, recapitalizations, reclassifications, combinations or exchanges of shares, stock dividends, mergers, consolidations, other reorganizations and similar transactions so as to maintain the proportionate interest of the holder of each option as before the occurrence of such event.

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

4. TO ADOPT A NEW STOCK OPTION PLAN:
   To adopt a new Stock Option Plan, to replace the 1988 Stock Option Plan, and providing for the grant of both Incentive Stock Options as under Section 422 of the Internal Revenue Code and options not so qualified, in the aggregate not to exceed 10% of the outstanding shares of the Company' capital stock.

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

5. TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE , RATIFY, AND APPROVE THE ISSUANCE OF 17,390 SHARES OF COMMON STOCK:
   To amend the Certificate of Incorporation to authorize, ratify, and approve the issuance of 4,610 shares of Common Stock to Fifty-Third Street Ventures, Inc., 6,390 share of Common Stock to Panorama Venture Capital Fund Limited, and 6,390 shares of Common Stock to Excelsior Fund in June through August 1986, and August, 1987, at a conversation ratio of 1.1 share of Common Stock to 1.0 share of Convertible Preferred Stock not withstanding any other provisions of the Certificate of Incorporation with respect to the conversion of Convertible Preferred Stock into Common Stock.

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

6. TO AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE AUTHORIZATION TO ISSUE 325,000 SHARES OF CONVERTIBLE PREFERRED STOCK, ALL OF WHICH WAS PREVIOUSLY ISSUED AND CONVERTED TO COMMON STOCK, AND TO AUTHORIZE THE ISSUANCE OF 325,000 SHARES OF NEW PREFERRED STOCK:
   To Amend the Certificate of Incorporation to eliminate the 1983 authorization to issue 325,000 shares of Convertible Preferred Stock all which was issued and converted to Common Stock, AND to authorize the issuance of 500,000 shares of new Preferred Stock (par value One Dollar ($1.00) per share).

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

7. TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE SHARES OF COMMON STOCK IN WHICH EACH 6 SHARES OF COMMON STOCK SHALL BECOME ONE (1) SHARE OF COMMON STOCK, AND TO ESTABLISH THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT 25,000,000:
   To Amend the Certificate of Incorporation, in order to facilitate the listing of the Company's Common Stock on the Chicago Stock Exchange, to effect a reverse split of the shares of the Common Stock in which each 6 shares of Common Stock shall become 1 share of Common Stock, and to establish the number of authorized shares of Common Stock at 25,000,000.

                             FOR     AGAINST     ABSTAIN
                             [ ]       [ ]         [ ]

                                       Dated: _________________________________

                                       ________________________________________

                                       ________________________________________
                                                      Signature(s)

                                       Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, guardian, etc. or as an officer of a corporation, give full title. For joint accounts obtain both signatures.